AMENDED AND RESTATED TERM NOTE B

U.S. $3,166,666.52    Dated as of August 31, 2021

FOR VALUE RECEIVED, the undersigned, AIR T, INC., a Delaware corporation (the “Maker”), promises to pay to the order of MINNESOTA BANK & TRUST, a national banking association (the “Lender”), the principal sum of THREE MILLION ONE HUNDRED SIXTY SIX THOUSAND SIX HUNDRED SIXTY SIX AND 52/100ths DOLLARS (U.S. $3,166,666.52) on or before August 31, 2031, or such earlier date as this promissory note (this “Note”) may be declared due and payable by Lender pursuant to the terms hereof and the terms of the Credit Agreement (the “Maturity Date”), together with interest on the principal amount thereof outstanding from time to time at the rate or rates described below, and any and all other amounts which may be due and payable hereunder or under any of the Loan Documents (as hereinafter defined) from time to time. This Note is made pursuant to the terms and conditions set forth in that certain Third Amended and Restated Credit Agreement dated of even date herewith by and between Maker, its co-Borrower, Jet Yard, LLC, an Arizona limited liability company, as the “Borrowers”, and Lender (as amended, modified, supplemented or restated from time to time being the “Credit Agreement”). The amount disbursed by the Lender to Maker, repayment of which is evidenced by this Note, is referred to as the “Loan”. All capitalized terms used and not expressly defined herein shall have the meanings given to such terms in the Loan Agreement.

Interest Prior to Default. The Maker promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full at a per annum rate of interest of 3.42% (the “Interest Rate”).

Change in Capital Adequacy Requirements. If Lender shall determine that the adoption after the date hereof (for purposes of this Agreement, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all guidelines and regulations adopted in connection therewith are deemed to have been adopted after the date hereof) of any applicable law, rule or regulation regarding capital adequacy, or any change in any existing law, rule or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration of any such law, rule or regulation regarding capital adequacy, or compliance by Lender (or any of its branches) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Lender’s capital as a consequence of its obligations hereunder or for the credit which is the subject matter hereof to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender’s policies with respect to liquidity and capital adequacy) by an amount

AMENDED AND RESTATED TERM NOTE B

U.S. $3,166,666.52    Dated as of August 31, 2021

deemed by Lender to be material, then from time to time, within fifteen (15) days after demand by Lender, Maker shall pay to Lender such additional amount or amounts reasonably determined by Lender as will compensate Lender for such reduction.

Interest After Default. Upon the occurrence of an Event of Default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding an additional three percent (3.0%) to the interest rate otherwise in effect hereunder (such increased rate of interest being the “Default Rate”). However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

Payment Terms.

    (a)    Principal and Interest. Payments of principal and interest due under this Note, if not sooner declared to be due in accordance with the provisions hereof, shall be made as follows (each such date when a payment is due and payable, a “Payment Date”):

    (i)    On the first day of each month, commencing on September 1, 2021 and continuing until the Maturity Date, the Maker shall make equal payments of principal and interest, each in the amount of $31,195.32; and

    (ii)    The Loan shall be due and payable, and Maker hereby promises to pay the outstanding principal amount of the Loan to Lender, together with all accrued interest thereon then remaining unpaid and all other unpaid amounts, charges, fees and expenses outstanding under this Note or under any of the other Loan Documents, on the Maturity Date.

    (b)    Method of Payments. Both principal and interest are payable in lawful money of the United States of America to the Lender at 9800 Bren Road East, Suite 200, Minnetonka, MN 55343 (or other location specified by the Lender) in immediately available funds. By its execution of this Note, the Maker authorizes the Lender to charge from time to time against any of Maker’s depository accounts maintained with the Lender any such payments when due and the Lender will use its reasonable efforts to notify the Maker of such charges.

Interest Calculation Method. Interest on this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed in any portion of a month in which interest is due. If any payment to be made by the Maker hereunder shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Prepayment; Minimum Interest Charge. Borrower may voluntarily prepay the loan evidenced by this Note in whole or in part at any time; provided, however, that any such prepayment shall

AMENDED AND RESTATED TERM NOTE B

U.S. $3,166,666.52    Dated as of August 31, 2021

be accompanied by a prepayment premium in immediately available funds (the “Prepayment Premium”) equal to: (1) 3% of the amount prepaid if such event occurs during the first Loan Year; or (2) 1% of the amount prepaid if such event occurs during the second or third Loan Year. For purposes of this Note, the term “Loan Year” shall mean the 12-month period commencing on the date of this Note (or the anniversary date thereof in any subsequent year) and ending on the day preceding the immediately following anniversary date of this Note (i.e., the first Loan Year shall end on August 30, 2022 and the second Loan Year shall commence on August 31, 2022). Notwithstanding the foregoing, no Prepayment Premium shall be due on prepayments that are: (a) in an aggregate amount of up to twenty percent (20%) of outstanding principal of the Loan in any Loan Year; or (b) made by the Borrower solely for the purpose of curing an Event of Default. In any event, even upon full prepayment of this Note, Maker understands that Lender is entitled to a minimum interest charge of $10.00. Early payments will not, unless agreed to by Lender in writing, relieve Maker of Maker’s obligation to continue to make payments of accrued unpaid interest. Rather, early payment will reduce the principal balance due. Maker agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Maker sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Maker will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Minnesota Bank & Trust, 9800 Bren Road East, Suite 200, Minnetonka, MN 55343.

Late Charge. If a payment due hereunder is not made within seven days after the date when due, Maker shall pay to Lender a late payment charge of 5% of the amount of the overdue payment to compensate Lender for a portion of the cost related to handling the overdue payment.

Credit Agreement. This Note is the Term Note B referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events prior to the maturity hereof upon the terms and conditions therein specified; (ii) contains provisions for the mandatory prepayment hereof upon certain conditions; and (iii) contains provisions for the voluntary prepayment hereof, upon certain conditions.

Security Agreement. This Note is secured by, among other things, that certain Amended and Restated Security Agreement dated as of even date herewith, executed by Maker and certain of its Subsidiaries in favor of the Lender.

Waiver of Presentment and Demand for Payment; Etc. Maker and any endorsers or guarantors hereof severally waive presentment and demand for payment, notice of intent to accelerate maturity, protest or notice of protest and non-payment, bringing of suit and diligence

AMENDED AND RESTATED TERM NOTE B

U.S. $3,166,666.52    Dated as of August 31, 2021

in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereunder, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further security or the release of any security for this Note, all without in any way affecting the liability of Maker and any endorsers or guarantors hereof. No extension of time for the payment of this Note, or any installment thereof, made by agreement by Lender with any person now or hereafter liable for the payment of this Note, shall affect the original liability under this Note of the undersigned, even if the undersigned is not a party to such agreement.

Event of Default. Any Event of Default (as defined in the Credit Agreement) shall constitute an Event of Default under this Note. Upon the occurrence of an Event of Default, in addition to any other rights or remedies Lender may have at law or in equity or under the Credit Agreement or under any other Loan Document, Lender may, at its option, without notice to Maker, declare immediately due and payable the entire unpaid principal sum hereof, together with all accrued and unpaid interest thereon plus any other sums owing at the time of such Event of Default pursuant to this Note, the Security Agreement or any other Loan Document. The failure to exercise the foregoing or any other options shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by the holder of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time.

Expense Reimbursement. Maker agrees to reimburse Lender upon demand for all reasonable out-of-pocket expenses (including attorneys’ fees and legal expenses) in connection with Lender’s enforcement of the obligations of the Maker hereunder or under the Security Agreement or any other collateral document, whether or not suit is commenced including, without limitation, attorneys’ fees and legal expenses in connection with any appeal of a lower court’s order or judgment. The obligations of the Maker under this paragraph shall survive any termination of the Credit Agreement, this Note, the Security Agreement, and any other Loan Document.

Successors and Assigns. This Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns except that Maker may not assign or transfer its rights hereunder without the prior written consent of Lender, which consent may be withheld in Lender’s sole discretion. In connection with the actual or prospective sale by the Lender of any interest or participation in the loan obligation evidenced by this Note, Maker hereby authorizes the Lender to furnish any information concerning the Maker or any of its affiliates, however acquired, to any person or entity.

Usury. Maker and Lender agree that no payment of interest or other consideration made or agreed to be made by Maker to Lender pursuant to this Note shall, at any time, be in excess of

AMENDED AND RESTATED TERM NOTE B

U.S. $3,166,666.52    Dated as of August 31, 2021

the maximum rate of interest permissible by law. In the event such payments of interest or other consideration provided for in this Note shall result in an effective rate of interest which, for any period of time, is in excess of the limit of the usury or any other law applicable to the loan evidenced hereby, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party hereto, be applied to the unpaid principal balance and not to the payment of interest; if a surplus remains after full payment of principal and lawful interest, the surplus shall be remitted by Lender to Maker, and Maker hereby agrees to accept such remittance. This provision shall control every other obligation of the Maker and Lender relating to this Note.

Business Purpose Loan. The Loan is a business loan. Maker hereby represents that this loan is for commercial use and not for personal, family or household purposes. The Maker agrees that the Loan evidenced by this Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C., §1601, et seq.

Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

WAIVER OF DEFENSES. OTHER THAN CLAIMS BASED UPON THE FAILURE OF THE LENDER TO ACT IN A COMMERCIALLY REASONABLE MANNER, THE MAKER WAIVES EVERY PRESENT AND FUTURE DEFENSE (OTHER THAN THE DEFENSE OF PAYMENT IN FULL), CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH THE MAKER MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE LENDER IN ENFORCING THIS NOTE OR ANY OF THE LOAN DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO THE MAKER.

Waiver of Right to Jury Trial; Venue. MAKER WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION RELATING TO OR ARISING FROM THIS NOTE. AT THE OPTION OF LENDER, THIS NOTE MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN HENNEPIN OR RAMSEY COUNTY, MINNESOTA. MAKER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT PROPER OR CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH

AMENDED AND RESTATED TERM NOTE B

U.S. $3,166,666.52    Dated as of August 31, 2021

TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Amendment and Restatement; Not a Novation. This Note is being executed and delivered in restatement of, but not in payment of, that certain Term Note B dated December 21, 2017, made by the Maker payable to the order of the Lender in the original principal amount of $5,000,000.00; provided, however, that interest accrued on such replaced note through the date hereof shall be due and payable on September 1, 2021. Delivery and acceptance of this Note shall not evidence repayment of or a novation with respect to such prior note or any remaining indebtedness under such prior note, which indebtedness remains outstanding and shall be evidenced by this Note.

AMENDED AND RESTATED TERM NOTE B

    IN WITNESS WHEREOF, the Maker has caused this Amended and Restated Term Note B to be signed by its duly authorized officer in favor of MINNESOTA BANK & TRUST and to be dated as of the date set forth above.

AIR T, INC., a Delaware corporation

By:     /s/ Brian Ochocki
Name:     Brian Ochocki
Its:     Chief Financial Officer